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                                                                    Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration of Form S-8 of our report dated May 26, 1998 included in Soligen Technologies, Inc. Form 10KSB for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.


                                              /s/ ARTHUR ANDERSEN LLP

                                                ARTHUR ANDERSEN LLP




Los Angeles, California
August 21, 1998